EXHIBIT 10.3
REGISTRATION RIGHTS AGREEMENT
     Registration Rights Agreement (this “Agreement”) executed as of this 21st day of March, 2006, by and between DIGITAL RECORDERS, INC., a North Carolina corporation (the “Company”), and TRANSIT VEHICLE TECHNOLOGY INVESTMENTS, INC. (the “Holder”).
     WHEREAS, it is contemplated under that certain Share Purchase Agreement by and between the Company and the Holder dated as of March 21, 2006 (as such may be amended from time to time, the “Share Purchase Agreement”) and that certain Stock Purchase Warrant dated as of March 21, 2006, by the Company in favor of the Holder (the “Warrant Agreement”), that the Company provide the Holder with certain registration rights.
     NOW THEREFORE, in consideration of the mutual covenants and agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
REQUIRED REGISTRATION
     1.1 Demand Registration.
     (a) At any time on or after July 19, 2006, the Holder may make a written request to the Company (specifying that it is being made pursuant to this Section 1.1) that the Company file a Registration Statement Form SB-2, S-1 or S-3 under the Securities Act (or a similar document pursuant to any other statute then in effect corresponding to the Securities Act) covering the registration of Registrable Securities. In such event, the Company shall use its best efforts to cause to be registered under the Securities Act all Registrable Securities that the Holder has requested be registered.
     (b) Underwritten Offering. If the Holder intends to distribute the Registrable Securities covered by its request by means of an underwritten offering, it shall so advise the Company as a part of its request pursuant to Section 1.1(a) above. In such event, the Holder’s right to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering to the extent provided in this Section 1.1. The Holder shall enter into an underwriting agreement in customary form with the underwriter or underwriters and execute and deliver powers of attorney, custody agreements or other underwriting documents in customary form. Such underwriter or underwriters shall be selected by the Holder subject to the approval of the Company, in its reasonable discretion; provided, that all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of the Holder; and provided further, that the Holder shall not be required to make any representations or warranties to or agreements with the Company or the
Registration Rights Agreement

underwriters other than representations, warranties or agreements regarding the Holder, the Registrable Securities and the Holder’s intended method of distribution and any other representation required by law or reasonably required by the underwriter.
     (c) Underwriter Limitation. Notwithstanding any other provision of this Section 1.1 to the contrary, if the managing underwriter of an underwritten offering of the Registrable Securities requested to be registered pursuant to this Section 1.1 advises the Holder in writing that in its opinion marketing factors require a limitation of the number of shares to be underwritten, the number of shares of Registrable Securities that may be included in such underwritten offering shall be reduced to the amount of Registrable Securities that the managing underwriter has determined in its opinion can be underwritten. If the Holder disapproves of the terms of the underwriting, the Holder may elect to withdraw by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration but continue to constitute Registrable Securities.
     (d) Single Registration. The Company shall be obligated to effect and pay for a total of one (1) registration pursuant to this Section 1.1 in accordance with Section 1.5 below. Notwithstanding the foregoing or anything in this Agreement to the contrary, to the extent that the number of Registrable Securities included in a registration pursuant to this Section 1.1 has been reduced in accordance with Section 1.1(c), the Company shall be obligated to effect and pay for a second registration pursuant to this Section 1.1 in order to register the remaining Registrable Securities; provided, further, that if the Holder shall withdraw its Registrable Securities from a registration in accordance with Section 1.1(c), the Holder’s rights to demand a registration pursuant to this Section 1.1 shall be revived, as if no registration pursuant to this Section 1.1 had taken place.
     1.2 Piggyback Registration. If at any time the Company shall propose to register any Common Stock, whether or not for sale for its own account or pursuant to the registration rights given to Laurus Master Fund, Ltd., under the 1933 Act, by future registrations on Form SB-2, S-1 or S-3 for future financings (but not Form S-4 or S-8) or any successor or similar forms (except for any registrations in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or other business combination) it shall give written notice to the Holder of its intention to do so and of the Holder’s rights under this Section 1.2 at least 30 days prior to the filing of a Registration Statement with respect to such registration with the Commission. Upon the written request of the Holder made within 20 days after the receipt of that notice, which request shall specify the Registrable Securities intended to be registered and disposed of by such Holder, the Company shall, subject to the provisions hereof, use its best efforts to include in such Registration Statement all Registrable Securities that the Company has been so requested to register by Holder. If Holder decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company, such Investor shall nevertheless continue to have the right pursuant to this Section 1.2 to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of its securities, upon all the terms and conditions set forth herein. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with a registration under this Section 1.2, the Company shall determine in its good faith reasonable
Registration Rights Agreement

discretion not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and upon giving that notice (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration without prejudice and (ii) in the case of a determination to delay registering, the Company shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.
     1.3 Restriction on Short-Form Registration. Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to the foregoing provisions of Section 1.1 or 1.2 if it is determined that such registration would not be permitted under applicable securities laws or the rules and regulations of the Commission; provided, that if the Company shall not be permitted to effectuate the Registration Statement in the manner specified in Sections 1.1 and 1.2, the Company shall use its best efforts (i) to register the Registrable Securities requested to be registered by the Holder on such form and in such manner as is permitted under applicable securities laws or the rules and regulations of the Commission or (ii) to take all commercially reasonable actions necessary to permit the Registrable Securities to be registered in accordance with Sections 1.1 and 1.2.
     1.4 Expenses. The Company will pay all Registration Expenses in connection with the registrations required by Sections 1.1 and 1.2, including any Registration Statement that is not deemed to be effected pursuant to the provisions of Section 1.5 hereof.
     1.5 Effective Registration Statement. A registration pursuant to Section 1.1 or 1.2 of this Agreement shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the Commission, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason or (iii) the Registration Statement does not remain continuously effective until termination of the Company’s registration obligations pursuant to Section 5.2 hereof. If a registration pursuant to this Article I is deemed not to have been effected as provided in this Section 1.5, then the Company shall continue to be obligated to effect the registration required by Section 1.1 or 1.2.
     1.6 Obligations of the Holder.
     (a) In connection with any registration of Registrable Securities pursuant to Section 1.1, the Holder shall furnish to the Company in a timely manner all information regarding itself and the distribution of such Registrable Securities as may be required to be included in the Registration Statement and as the Company may from time to time reasonably request in order to effect the registration of such Registrable Securities, and shall otherwise cooperate with the Company to the extent reasonably necessary to effect such registration.
     (b) The Holder agrees, that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (f) of Article II hereof, the Holder will forthwith discontinue disposition of Registrable Securities covered by any Registration Statement or Prospectus until the Holder’s receipt of the copies of the
Registration Rights Agreement

supplemented or amended Prospectus contemplated by such paragraph (f), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in such Prospectus, and, if so directed by the Company, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.
         (c) If any Registrable Securities are to be sold in an underwritten offering, the Holder shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements (including customary indemnities by the selling stockholders) and other documents reasonably and customarily required under the terms of such underwriting arrangements.
ARTICLE II
REGISTRATION PROCEDURES
     Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company will use best efforts to effect the registration of such Registrable Securities for sale in accordance with the intended method or methods of disposition thereof as quickly as possible, and pursuant thereto the Company will as expeditiously as reasonably possible:
         (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective for the period contemplated such Registration Statement; provided, that as promptly as practicable before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will (i) furnish to counsel selected by the Holder copies of all such documents proposed to be filed at least ten (10) Business Days prior to the anticipated date that such documents are to be filed with the Commission or other federal, state or foreign regulatory authority, and (ii) notify the Holder of (x) any request by the Commission to amend such Registration Statement or amend or supplement any Prospectus, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order or to promptly remove it if entered;
         (b) (i) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period contemplated by such Registration Statement, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holder set forth in such Registration Statement;
         (c) furnish to the Holder, without charge, such number of conformed copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and, in
Registration Rights Agreement

each case, including all exhibits) and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it;
     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by it; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;
     (e) use its best efforts (if the offering is underwritten) to furnish to the Holder a signed copy, addressed to the Holder (and the underwriters, if any) of an opinion of counsel for the Company or special counsel to the selling stockholder, dated the effective date of such Registration Statement (and, if such Registration Statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in opinions of issuer’s counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the Holder (or the underwriters, if any) may reasonably request;
     (f) notify the Holder, at a time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event known to the Company as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of the Holder, the Company will prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
     (g) cause all such Registrable Securities to be listed on each securities exchange and quotation system on which similar securities issued by the Company are then listed and to enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;
     (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;
Registration Rights Agreement

     (i) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Holder, any such underwriter, attorney, accountant or agent in connection with such Registration Statement to enable them to conduct a reasonable investigation within the meaning of the Securities Act;
     (j) subject to other provisions hereof, use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and
     (k) notify the Holder of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws, and use every reasonable effort to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary Prospectus.
ARTICLE III
REGISTRATION EXPENSES
     3.1 Registration Expenses. All Registration Expenses will be borne as provided in Section 1.4 of this Agreement.
     3.2 Holder’s Expenses. The Company shall have no obligation to pay any underwriting discounts or commissions or stock transfer taxes attributable to the sale of Registrable Securities, which expenses will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.
ARTICLE IV
INDEMNIFICATION
     4.1 Company’s Indemnification Obligations. The Company agrees to indemnify and hold harmless the Holder and each other Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Holder Indemnitees”):
     (a) against any and all loss, liability, claim, damage or expense arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus, summary Prospectus or final Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary
Registration Rights Agreement

to make the statements therein, in light of the circumstances under which they were made, not misleading;
     (b) against any and all loss, liability, claim, damage and expense to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and
     (c) against any and all reasonable expense incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (a) or (b) above;
provided, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus, summary Prospectus or final Prospectus (or any amendment or supplement thereto); and provided further, that the Company will not be liable to the Holder or any other Holder Indemnitee under the indemnity agreement in this Section 4.1, with respect to any preliminary Prospectus or the final Prospectus or the final Prospectus as amended or supplemented, as the case may be, to the extent that any such loss, liability, claim, damage or expense of such Holder Indemnitee results from the fact that the Holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus or of the final Prospectus as then amended or supplemented, whichever is most recent, if the Company has previously and timely furnished copies thereof to the Holder.
     4.2 Holder’s Indemnification Obligations. In connection with any Registration Statement in which the Holder is participating pursuant to this Agreement, the Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1 of this Agreement) the Company and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary Prospectus, summary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder expressly for use in the preparation of any Registration Statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary Prospectus, summary Prospectus or final Prospectus (or any amendment or supplement thereto). The obligations of each Holder pursuant to this Section 4.2 (if there are more than one) are to be several and not joint (however, husband and wife are to be treated as one Holder); provided, that with respect to each claim pursuant to this Section 4.2, each such Holder’s maximum liability under this Section
Registration Rights Agreement

shall be limited to an amount equal to the net proceeds actually received by such Holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities being sold pursuant to such Registration Statement or Prospectus by such Holder.
     4.3 Notices; Defense; Settlement. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 4.1 or Section 4.2 of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.1 or Section 4.2 of this Agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof with counsel mutually satisfactory to the indemnifying party and the indemnified party (at the expense of the indemnifying party), the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment, upon the advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) more than one counsel for all holders of Registrable Securities, selected by the Holder or (ii) more than one counsel for the Company in connection with any one action or separate but similar or related actions. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party satisfactory to such indemnified party in its reasonable discretion from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event, any party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.
     4.4 Indemnity Provision. The Company and the Holder shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.
Registration Rights Agreement

     4.5 Contribution Based on Relative Fault. In order to provide for just and equitable contribution if a claim for indemnification pursuant to the indemnification provisions of this Article IV is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, and the express provisions hereof provide for indemnification in such case, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 4.1 or Section 4.2 of this Agreement in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including, without limitation, the relative benefits received by each parties from the offering of the securities covered by such Registration Statement, the parties’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted and the opportunity to correct and prevent any statement or omission. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 4.5 were to be determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 4.5. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 4.3 of this Agreement if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this Section 4.5. Promptly after receipt by an indemnified party under this Section 4.5 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 4.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 4.3 of this Agreement has not been given with respect to such action; provided, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 4.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and the Holder agree with each other, and will agree with the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters’ portion of such contribution shall not exceed the underwriting discount and (ii) that the amount of such contribution by the Holder shall not exceed an amount equal to the net proceeds actually received by the Holder from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
Registration Rights Agreement

     4.6 Payments. The indemnification required by this Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when expense, loss, damage or liability is incurred.
ARTICLE V
TRANSFER AND TERMINATION OF REGISTRATION RIGHTS
     5.1 Transfer of Rights. The Holder identified in the preamble of this Agreement may transfer its rights to register such Holder’s Registrable Securities hereunder to any transferee of such Registrable Securities, provided that such rights may not be transferred (a) to any person or entity who or which is engaged in an activity or business directly competitive with any activity or business of the Company or any subsidiary of the Company as presently conducted; or (b) to any person or entity without the Company’s prior written consent, which shall not be unreasonably withheld; and provided further that the proposed transferee enters into a written agreement with the Company, agreeing to be bound by the terms and conditions hereof. As used in this Agreement, “Holder” shall refer to the Holder identified in the preamble of this Agreement and to each permitted transferee of such Holder’s rights pursuant to this Section 5.1, as the context requires; provided that no Holder other than the Holder identified in the preamble of this Agreement shall have the right to make any transfer or assignment of rights under this Agreement.
     5.2 Termination of Rights. The registration rights of any Holder of such rights hereunder and the registration obligations of the Company hereunder with respect to Registrable Securities will terminate on the earliest date at which such Registrable Securities have been sold pursuant to the exemption from registration provided under Rule 144(k) promulgated under the Securities Act.
ARTICLE VI
DEFINITIONS
     6.1 Terms. As used in this Agreement, the following defined terms shall have the meanings set forth below:
     “Business Day” means a day other than Saturday, Sunday or any day on which the Federal Reserve Bank of New York is closed.
     “Certificate of Designation” means the Certificate of Designation of Series I Convertible Preferred Stock of the Company governing the Preferred Stock and providing for the designation and number of shares, and the relative rights, preferences and limitations of the Preferred Stock.
     “Commission” means the United States Securities and Exchange Commission.
     “Common Stock” means the common stock, par value $0.10 per share, of the Company, any securities into which such common stock shall have been changed or any securities resulting from any reclassification or recapitalization of such common stock, and all other securities (other than Preferred Stock) of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, after payment on any securities entitled to
Registration Rights Agreement

a preference on dividends or other distributions upon any dissolution, liquidation or winding up, either to all or to a share of the balance of payments upon such dissolution, liquidation or winding up.
     “Conversion Shares” means (i) the shares of Common Stock issued or issuable upon conversion of the 100 shares of Preferred Stock initially issued to the Holder pursuant to the Share Purchase Agreement, (ii) any additional shares of Common Stock issued or issuable upon conversion of shares of Preferred Stock hereafter issued as dividends on shares of Preferred Stock (as contemplated by clause (b) of the definition of “Preferred Stock” below), the issuance of which does not require approval by the Company’s shareholders, and (iii) any securities issued or issuable with respect to such shares of Common Stock pursuant to the adjustment provisions contained in the Company’s Articles of Incorporation or the Certificate of Designation governing the Preferred Stock in connection with a stock split or combination of shares, recapitalization, merger, consolidation, or other reorganization.
     “Dividend Shares” means (i) the shares of Common Stock, if any, issued or issuable upon conversion of shares of Preferred Stock hereafter issued as dividends, if elected by Holder, on outstanding shares of Series I Convertible Preferred Stock and which do not constitute Conversion Shares and (ii) any securities issued or issuable with respect to such shares of Common Stock pursuant to the adjustment provisions contained in the Company’s Articles of Incorporation or the Certificate of Designation governing the Preferred Stock in connection with a stock split or combination of shares, recapitalization, merger, consolidation, or other reorganization.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to the equivalent section, if any, of any such similar Federal statute, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
     “Person” means any individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
     “Preferred Stock” means the shares of Series I Convertible Preferred Stock of the Company (a) issued and sold to the Holder by the Company pursuant to the Share Purchase Agreement on or before the date hereof and (b) issued to the Holder as dividends, if elected, on outstanding shares of Series I Convertible Preferred Stock pursuant to Section 2 of the Certificate of Designation setting forth the terms and provisions of the Series I Convertible Preferred Stock.
     “Prospectus” means the prospectus included in any Registration Statement (including without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
Registration Rights Agreement

     “Registrable Securities” means the Conversion Shares, Warrant Stock and the Dividend Shares, provided that, as to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (y) transferred pursuant to Rule 144 (or any similar rule then in force) under the Securities Act or otherwise transferred and, in each case, new certificates for them not bearing a restrictive Securities Act legend have been delivered by the Company and can be sold without complying with the registration requirements of the Securities Act.
     “Registration Expenses” means, with respect to any registration required hereunder, all of the reasonable costs and expenses incurred in connection with such registration, other than (i) underwriting discounts and commissions; and (ii) transfer taxes; but including all attorney’s fees up to $5,000 and reasonable out-of-pocket expenses for the Holder’s attorneys.
     “Registration Statement” means any Registration Statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
     “Securities Act” means the Securities Act of 1933, as amended, or any similar Federal statute then in effect, and any reference to a particular section thereof shall include a reference to a comparable section, if any, of any such similar Federal statute, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
     “Warrant Stock” shall have the meaning set forth in the Warrant Agreement.
     6.2 Defined Terms in Corresponding Sections. The following defined terms, when used in this Agreement, shall have the meaning ascribed to them in the corresponding Sections of this Agreement listed below:

“Agreement”	—	Preamble
“Company”	—	Preamble
“Holder Indemnitees”	—	Section 4.1
“Holder”	—	Preamble and Section 5.1
“Share Purchase Agreement”	—	Recitals
“Warrant Agreement”	—	Recitals
ARTICLE VII
MISCELLANEOUS
     7.1 Remedies. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate
Registration Rights Agreement

compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.
     7.2 Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any Holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company and the Holder(s) representing a majority of the Registrable Securities then outstanding. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The rights and remedies in this Agreement are cumulative and, except as otherwise expressly provided herein, none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity.
     7.3 Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.
     7.4 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered (a) personally against written receipt, (b) by pre-paid registered or certified mail, return receipt requested, (c) by overnight courier prepaid, or (d) by receipt confirmed facsimile transmission, or by tested telex, telegram or cable to the parties at the following addresses:

If to the Company:	Digital Recorders, Inc.
5949 Sherry Lane, Suite 1050
Dallas, TX 75225
Attn: CEO & President
Fax: 214-378-8437
With a copy (which shall not constitute notice) to:

Mr. David M. Furr
Gray, Layton, Kersh, Solomon,
Sigmon, Furr & Smith, P.A.
Post Office Box 2636
Gastonia, NC 28053-2636
Fax: 704-866-8010

If to the Holder:	Transit Vehicle Technology Investments, Inc.
c/o Y. Ping Chu
1255 W. 15th Street, Suite 200
Plano, Texas, United States 75075
Fax: 972.578.2230
Registration Rights Agreement

with a copy (which shall not constitute notice) to:

Greg R. Samuel, Esq.
Haynes and Boone, LLP
901 Main Street, Suite 3100
Dallas, Texas 75202-3789
Fax: 214.200.0577
All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 7.4, be deemed given upon delivery, (ii) if delivered by mail in the manner described above to the address as provided in this Section 7.4, be deemed given on the earlier of the tenth full Business Day following the day of mailing or upon receipt, and (iii) if delivered by overnight courier to the address provided in this Section 7.4, be deemed given on the earlier of the third Business Day following the date sent by such overnight courier or upon receipt. Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.
     7.5 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.
     7.6 Gender. Whenever the pronouns “he” or “his” are used herein they shall also be deemed to mean “she” or “hers” or “it” or “its” whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.
     7.7 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.
     7.8 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of North Carolina, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of North Carolina or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of North Carolina.
     7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
Registration Rights Agreement

     7.10 Severability. In the event that any provision of this Agreement is determined to be partially or wholly invalid, illegal or unenforceable, then such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, binding and enforceable or, if such a provision cannot be modified or restricted in a manner so as to make such provision valid, binding and enforceable, then such provision shall be deemed to be excised from this Agreement and the validity, binding effect and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any manner.
     7.11 Further Assurances. Following the date hereof, each party shall execute, deliver, acknowledge and file, or shall cause to be executed, acknowledged, delivered and filed, all such further instruments, certificates and other documents and shall take, or cause to be taken, such other actions as may reasonably be requested by any other party in order to carry out the provisions of this Agreement.
     7.12 Time. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.
     7.13 Merger Clause. This Agreement, along with the Share Purchase Agreement and the Warrant Agreement, supersedes all prior agreements and understandings between the parties and may not be changed or terminated orally, and no attempted change, termination or waiver of any of the provisions hereof shall be binding unless in writing and signed by the parties hereto.
[Remainder of Page Intentionally Left Blank]
[Signature Page to Follow]
Registration Rights Agreement

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written, intending the same, to the extent legally permissible, to be effective as of March 21, 2006.

COMPANY:

Digital Recorders, Inc.

By:

Name: David L. Turney
Title: CEO, President and Chairman

HOLDER:

TRANSIT VEHICLE TECHNOLOGY INVESTMENTS, INC.

By:

Name:

Title:

Registration Rights Agreement